UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on June 20, 2022, Frederick S. Hencken III, the current Chief Financial Officer of Capstone Green Energy Corporation (the “Company”), notified the Company of his resignation and of his intentions to depart the Company on July 8, 2022. Mr. Hencken has agreed to remain with the Company until the date the Company files its Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (the “CFO Transition Date”).

On July 8, 2022, the Board of Directors of Capstone Green Energy Corporation (the “Company”) appointed Scott Robinson as Interim Chief Financial Officer (serving as the Company’s principal financial officer and principal accounting officer), Treasurer and Secretary (“Interim CFO”) of the Company, effective on the first day following the CFO Transition Date, until the position of Chief Financial Officer, which is the subject of a nationwide search, is permanently filled.

Mr. Robinson, 67, currently serves as an executive consultant with Vaco, LLC (“Vaco”), a company that provides senior level financial professionals on an interim basis. Prior to joining the Company, Mr. Robinson served in executive finance and accounting positions with various companies, including as CFO at Lear Capital, Inc. a precious metals leader from 2012 until 2021, and as Senior Vice President, Finance at JAKKS Pacific, Inc. (NASDAQ: JAKK), a global publicly traded toy and consumer products company from 2004 until 2009. He was also previously the Director of Finance at the Walt Disney Company.  Mr. Robinson began his career as a Senior Accountant and Senior Management Consultant at Deloitte.  Mr. Robinson is a Certified Public Accountant (inactive), and a graduate of the University of Southern California, with an MBA from the University of California.

Effective July 8, 2022, the Company entered into an engagement letter with Vaco, pursuant to which the Company will pay an hourly rate of $240 directly to Vaco.

There are no arrangements or understandings between Mr. Robinson and any other person pursuant to which he was selected as Interim CFO, no family relationships between Mr. Robinson and any other executive officer or director of the Company, and no related party transactions within the meaning of Item 404(a) of Regulation S-K between Mr. Robinson and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: July 11, 2022	By:	/s/ Darren R. Jamison
Name: Darren R. Jamison
Title: President and Chief Executive Officer